Lindbergh Funds Page 1 of 3
                             Charles W. Lutter, Jr.
                           Attorney & Counselor at Law
                                 103 Canyon Oaks
                          San Antonio, Texas 78232-1305
                                 (210) 496-5438
                               Fax: (210) 496-1631


August 19, 2002

Via EDGAR


Vincent J. DiStefano, Attorney
Division of Investment Management.
Securities and Exchange Commission
450 Fifth Street, N.W.
Room 5506, Stop 5-5
Washington, D.C.  20549


Re: August 19, 2002 supplement to November 1, 2001 Prospectus Lindbergh Signature Fund
         Securities Act Registration No. 333-82559
         Investment Company Act File No. 811-9437

Dear Sir:

     Pursuant to Rule 497 under the Securities Act of 1933, we are filing, on behalf of the Lindbergh Funds, a supplement to the prospectus dated November 1, 2001.

     During our conversation on January 15 you provided comments with respect to the Fund's prospectus and statement of additional information filed pursuant to Rule 485(b). You also advised that the Fund could include changes made in response to the comments when it next printed its prospectus. Since the Fund does not anticipate printing additional prospectuses prior to amending its registration statement next fall, it has been decided to supplement the current prospectus.

     The attached supplement outlines the changes made in response to the comments.

     If you have additional comments or questions, contact me at any time

                                                     Sincerely,

                                                     /S/ Charles W. Lutter, Jr.


                                                     Charles W. Lutter, Jr.

                           AUGUST 19, 2002 SUPPLEMENT
                                       TO
                            LINDBERGH SIGNATURE FUND
                        PROSPECTUS DATED NOVEMBER 1, 2001



Set forth below are the changes to the Lindbergh Signature Fund prospectus dated November 1, 2001:

Page 1

The paragraph identifying the Fund's primary investment objective is to be limited to the primary investment objective. The reference to the secondary objective is removed from this portion of the prospectus.

Page 7

The sentence at the bottom of Page 7 in the prospectus currently reads:

     "In executing the strategy with respect to fixed income assets, the Adviser primarily uses U.S. government securities and to a lesser extent investment grade corporate bonds."

The sentence has been changed to delete the term "investment grade", which is industry jargon that will require definition. The sentence as amended reads as follows:

     "In executing the strategy with respect to fixed income assets, the Adviser primarily uses U.S. government securities and to a lesser extent corporate bonds."

Page 8

The paragraph on Diversification Risk is expanded to include the Fund policy as stated in the Statement of Additional Information: "It is Fund policy, however, that if a particular industry represents 25% or more of total assets, then officers of the Trust will prepare, file and distribute supplemental disclosure to shareholders and prospective investors identifying the industry and related risks."

Page 13

The paragraph concerning taxes has been expanded. The paragraph currently reads:

     "Investment earnings (dividends and capital gains) are taxable in the year in which they were declared, not paid (whether they are received in cash or reinvested in shares) and are distributed to shareholders. Any dividends and capital gains you receive are taxable. So are gains and losses you receive when you sell your shares as in any mutual fund. If you buy shares shortly before or on the "record date," you could receive a portion of the money invested as a taxable distribution. You will be sent timely information for your tax filing needs. We recommend that you consult with a tax adviser about any possible tax consequences on your account."

The paragraph as expanded reads:

     "The type of distribution being made by the Fund may impact the tax liability of shareholders. Investment earnings (dividends and capital gains) are taxable in the year in which they were declared and are distributed to shareholders (whether they are received in cash or reinvested in shares). Any dividend and capital gains distribution you receive may be subject to taxes. Dividends from investment income and net short-term capital gains, for example, are generally taxable to you as ordinary income. Long-term capital gain distributions are taxable as such regardless of how long you've owned fund shares. In addition, the proceeds from the sale of your shares in the Fund will qualify as either a short-term, or long-term, capital gain, or loss, depending on the time you've held Fund shares, and its performance. If you buy shares shortly before or on the "record date," you could receive a portion of the money invested as a taxable distribution. You will be sent timely information for your tax filing needs. We recommend that you consult with a tax adviser about any possible tax consequences on your account."


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The  last  line of the  paragraph  headed  "From  the  Securities  and  Exchange
Commission" is amended as follows: Washington, DC 20549-0102, or by email to "publicinfo@sec.gov"